UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    July 26, 2017

AYTU BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53121	47-0883144
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206, Englewood, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (720) 437-6580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of Aytu BioScience, Inc. was held on July 26, 2017.

At the meeting, our stockholders took the following actions:

1.	Approved an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of any whole number up to 1-for-20, as determined by our board of directors, at any time before November 14, 2018 (or such other date that is one year after the date of our 2018 annual meeting of stockholders), if and as determined by our board of directors. The vote was 9,707,984 for, 1,580,963 against, 97,749 shares abstaining and no broker non-votes.

2.	Approved an amendment to our 2015 Stock Option and Incentive Plan to (i) increase the number of authorized shares of common stock reserved for issuance thereunder from 2,000,000 to 3,000,000, (ii) increase the number of shares that may be issued as incentive stock options from 2,000,000 to 3,000,000, (iii) increase the maximum number of shares of common stock (A) underlying stock options or stock appreciation rights that may be granted to any one individual during any calendar year period, and (B) granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended, for any performance cycle from 1,000,000 to 2,000,000, and (iv) in the event that we effect a reverse stock split prior to November 14, 2018 (or such other date that is one year after the date of our 2018 annual meeting of stockholders), immediately after the effective time of such reverse stock split, (A) the maximum number of shares reserved under the Plan will be automatically increased to 3,000,000, (B) the maximum number of shares that may be issued pursuant to any type of award will be automatically increased to 3,000,000, (C) the number of shares that may be granted to any one individual during any one calendar year period as stock options or stock appreciation rights will be automatically increased to 2,000,000, and (D) the number of shares that may be issued in the form of incentive stock options will be automatically increased to 3,000,000. The vote was 6,377,095 for, 630,660 against, 26,123 shares abstaining and 4,352,818 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2015 Stock Option and Incentive Plan, as amended on July 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2017	AYTU BIOSCIENCE, INC.

/s/ Gregory A. Gould
Name: Gregory A. Gould Title: Chief Financial Officer